UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2013

Nielsen Holdings N.V.

The Nielsen Company B.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-35042 333-142546-29	98-0662038 98-0366864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway New York, New York 10003 (646) 654-5000	Diemerhof 2 1112 XL Diemen The Netherlands +31 20 398 8777

(Address of principal executive offices)

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2013, Nielsen Finance LLC (“Nielsen Finance”), a wholly owned subsidiary of Nielsen Holdings N.V., entered into an Amendment Agreement (the “Amendment Agreement”) relating to (i) its Second Amended and Restated Credit Agreement, dated as of February 2, 2012 (as amended prior to February 28, 2013, the “Existing Credit Agreement”), by and among Nielsen Finance, the other borrowers party thereto, the guarantors party thereto, the lenders and agents party thereto from time to time, and Citibank, N.A., as administrative agent. The Existing Credit Agreement, as amended and restated pursuant to the Amendment Agreement, is referred to herein as the “Third Amended and Restated Credit Agreement”.

Among other things, the Third Amended and Restated Credit Agreement provides for a new class of term loans (the “Class E Term Loans”) in an aggregate principal amount of $2,532,316,877 and €289,782,452, the proceeds of which were used to repay or replace in full a like amount of Nielsen Finance’s applicable existing Class A Term Loans maturing August 9, 2013, Class B Term Loans maturing May 1, 2016 and Class C Term Loans maturing May 1, 2016.

The Class E Term Loans will mature in full on May 1, 2016 and are required to be repaid in equal quarterly installments in aggregate annual amounts equal to 1.00% of the original principal amount of Class E Term Loans, with the balance payable on May 1, 2016.

Class E Term Loans denominated in dollars bear interest equal to, at the election of Nielsen Finance, a base rate or eurocurrency rate, in each case plus an applicable margin, which is equal to 1.75% (in the case of base rate loans) or 2.75% (in the case of eurocurrency rate loans). Class E Term Loan denominated in euro bear interest equal to the eurocurrency rate plus an applicable margin of 3.00%.

The Third Amended and Restated Credit Agreement contains substantially the same affirmative and negative covenants as those of the Existing Credit Agreement, other than certain amendments to the limitation on the ability of Nielsen Finance and certain of its subsidiaries and affiliates to incur indebtedness and make investments.

A copy of the Amendment Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the form of Third Amended and Restated Credit Agreement is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 4.1	Amendment Agreement, dated February 28, 2013, by and among Nielsen Finance LLC, the other borrowers party thereto, the guarantors party thereto, Citibank, N.A., as administrative agent and collateral agent, and certain of the lenders.

Exhibit 4.2	Form of Third Amended and Restated Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2013

NIELSEN HOLDINGS N.V. THE NIELSEN COMPANY B.V.

By:	/s/ James W. Cuminale
Name:	James W. Cuminale
Title:	Chief Legal Officer

Exhibit Index

Exhibit No.	Description

Exhibit 4.1	Amendment Agreement, dated February 28, 2013, by and among Nielsen Finance LLC, the other borrowers party thereto, the guarantors party thereto, Citibank, N.A., as administrative agent and collateral agent, and certain of the lenders.

Exhibit 4.2	Form of Third Amended and Restated Credit Agreement.